UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 2, 2025

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or Other Jurisdiction of) Incorporation	(Commission File Number)	(IRS Employer Identification No.)

15 Secor Road, Brookfield, CT	06804
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(203) 775-9000

__________________________________________________________
(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 2, 2025, the Company held its annual meeting of shareholders (the “Annual Meeting”) at the offices of Photronics, Inc., 15 Secor Road, Building 1, Brookfield, CT 06804 and on the Internet via live webcast at www.viewproxy.com/PLAB/2025/VM. At the Annual Meeting, the Company’s shareholders approved four (4) proposals. The proposals are described in detail in the proxy statement relating to the annual meeting.

Proposal 1.

The Company’s shareholders elected eight (8) individuals to the Board of Directors as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David A. Garcia	49,885,106	757,689	4,116,436
Dr. Frank Lee	49,276,267	1,366,528	4,116,436
Adam Lewis	43,158,778	7,484,017	4,116,436
Daniel Liao	45,039,707	5,603,088	4,116,436
Constantine S. Macricostas	44,962,043	5,680,752	4,116,436
George C. Macricostas	48,315,189	2,327,606	4,116,436
Mary Paladino	48,402,255	2,240,540	4,116,436
Mitchell G. Tyson	38,921,822	11,720,973	4,116,436

Proposal 2.

The Company’s shareholders approved the Company’s 2025 Equity Incentive Compensation Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,017,473	3,514,035	162,248	4,116,436

Proposal 3.

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2025 as set forth below:

Votes For	Votes Against	Abstentions
53,933,288	849,210	27,694

Proposal 4.

The Company’s shareholders approved by non-binding vote a resolution relating to the compensation of the named executive officers of the Company as described in the compensation discussion and analysis and the narrative disclosure as included in the proxy statement relating to the annual meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,329,046	5,146,203	218,509	4,116,436

Item 8.01.	Other Events.

On April 2, 2025, the independent members of the Company’s Board of Directors elected Adam Lewis to serve as Lead Independent Director, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By: /s/ Christopher J. Lutzo
Name:	Christopher J. Lutzo
Title:	Vice President,
General Counsel and Secretary

Date: April 3, 2025